UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________

         Date of Report (Date of earliest event reported): May 18, 2005

                            EMCLAIRE FINANCIAL CORP.
                            ------------------------
             (Exact name of registrant as specified in its charter)

  Pennsylvania                      000-18464                    25-1606091
------------------                --------------            --------------------
 (State or other                   (Commission                 (IRS Employer
  jurisdiction of                  File Number)              Identification No.)
  incorporation)


                 612 Main Street, Emlenton, PA          16373
          (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (724) 867-2311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2005 the Board of Directors of The Farmers National Bank of Emlenton ("Bank") adopted the following programs which are designed to reward key executives and employees throughout the Bank for achieving established corporate goals:

     o    Executive Management Bonus Plan

     o    Profit Sharing Program

     o    Corporate Banking Incentive Program

These plans will be in effect from January 1, 2005 to December 31, 2005.

Executive Management Bonus Plan. Pursuant to this plan, the President, the Chief Lending Officer, the Chief Operating Officer, the Human Resources Director and the Controller are eligible to receive bonuses based on a percentage of their annual salary in the event the Bank realizes certain targeted returns on average equity.

Corporate Banking Incentive Program. Pursuant to this plan, commercial loan officers of the Bank are rewarded for commercial loan production, commercial loan portfolio growth and customer retention, deposit growth and profitability. To be eligible, commercial loan officers are evaluated utilizing a number of performance factors including account management, credit quality, and loss experience.

Profit Sharing Plan. Pursuant to this plan, all full- and part-time employees meeting certain criteria are eligible to participate under the plan. Payments are based on a percentage of the employee's annual salary in the event the Bank reaches targeted net income goals. Those eligible for the Executive Management Bonus Plan or the Corporate Banking Incentive Program are not eligible to participate in this plan.

These plans are administered by the Human Resources Committee.

Item 9.01. Financial Statements and Exhibits

Exhibit Number             Description
--------------             -----------

10.4                       Executive Management/Bonus Plan (Summary)

10.5                       Corporate Banking Incentive Program (Summary)

10.6                       Profit Sharing Plan (Summary)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EMCLAIRE FINANCIAL CORP.


Date: May 24, 2005                            BY:    /s/ Shelly L. Rhoades
                                                     ---------------------------
                                              Name:  Shelly L. Rhoades
                                              Title: Principal Financial Officer
                                                     Treasurer